SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 23, 2009

                                 Cox Radio, Inc.

                 ----------------------------------------------

             (Exact name of registrant as specified in its charter)


   Delaware                        1-12187                     58-1620022
----------------               ---------------             ------------------
(State or other                  (Commission               (I.R.S. Employer
 jurisdiction of                  File Number)              Identification No.)
 incorporation)


             6205 Peachtree Dunwoody Road
                    Atlanta, Georgia                        30328
   --------------------------------------------------    ------------
         (Address of principal executive offices)         (Zip Code)


                                 (678) 645-0000
                             -----------------------

              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]    Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.

On March 23, 2009, Cox Radio, Inc. issued a press release responding to the announcement by Cox Enterprises, Inc. that its wholly-owned subsidiary, Cox Media Group, Inc., is commencing a cash tender offer for all of the outstanding shares of our Class A common stock not owned by Cox Media Group for $3.80 per share.

The foregoing description is qualified in its entirety by reference to the press release dated March 23, 2009, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 9.01         Financial Statements and Exhibits.

                  (a) Not applicable.

                  (b) Not applicable.

                  (c) Not applicable.

                  (d) Exhibits:

                      99.1    Press Release dated March 23, 2009.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     COX RADIO, INC.


Date:  March 23, 2009                By: /s/ Charles L. Odom
                                        -----------------------------------
                                        Name:  Charles L. Odom
                                       Title:    Chief Financial Officer

                                                                    Exhibit 99.1




[GRAPHIC OMITTED]                                                         NEWS
===============================================================================

FOR IMMEDIATE RELEASE

               COX RADIO COMMENTS ON COX ENTERPRISES TENDER OFFER


ATLANTA, March 23, 2009 -- Cox Radio, Inc. (NYSE: CXR) today confirmed that Cox Media Group, Inc., a wholly-owned subsidiary of Cox Enterprises, Inc., has commenced a cash tender offer for all of the outstanding shares of Cox Radio Class A common stock not owned by Cox Media Group for $3.80 per share.

We expect that our Board of Directors will appoint a special committee of independent directors to review and consider the tender offer and make a formal statement to Cox Radio shareholders within ten business days. Shareholders are advised to take no action at this time with respect to the tender offer pending the review of the tender offer by the special committee.

We expect that this process will have no impact on day-to-day operations. We do not intend to comment further at this time.


About Cox Radio (www.coxradio.com )

Cox Radio is one of the largest radio companies in the United States based on revenues. Cox Radio owns, operates or provides sales or marketing services for 86 stations (71 FM and 15 AM) clustered in 19 markets, including major markets such as Atlanta, Houston, Miami, Orlando, San Antonio and Tampa. Cox Radio shares are traded on the New York Stock Exchange under the symbol: CXR.


Forward-Looking Statements

Statements in this release, including statements relating to the formation of a special committee and any response to the tender offer, are "forward-looking" statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, which are statements that relate to future plans, objectives and expectations, as well as any facts or assumptions underlying these statements or projections. Actual results may differ materially from the results expressed or implied in these forward-looking statements due to various risks, uncertainties or other factors. These factors include the ability of the Board of Directors to form the special committee quickly, the ability of the special committee to review the price per share offered by Cox Media Group within ten business days, and other risk factors described from time to time in Cox Radio's filings with the Securities and Exchange Commission, including Cox Radio's Annual Report on Form 10-K for the year ended December 31, 2008. Cox Radio assumes no responsibility to update the forward-looking statements contained in this release as a result of new information, future events or otherwise.



Contact:
Analysts and Investors                     Analysts, Investors, Press or Media
Charles Odom                               Chris Plunkett
Chief Financial Officer                    Brainerd Communicators, Inc.
Cox Radio, Inc.                            212-986-6667
678-645-4315                               Plunkett@braincomm.com